The AES Corporation
2020 Form 10-K Exhibit 21.1

Name	Jurisdiction of Formation/Organization
12963 Main Solar 1, LLC	Delaware
241 Knapp Road Solar, LLC	Delaware
241 Knapp Solar 2, LLC	Delaware
25 Ashdown Road Solar, LLC	Delaware
52RS 8me LLC	Delaware
61LK 8me, LLC	Delaware
65HK 8me LLC	Delaware
67RK 8me LLC	Delaware
87RL 8ME LLC	Delaware
AC Criminal Courts Complez SPE2 Limited Liability Company	New Jersey
ACE Development Company, LLC	Delaware
Adera Solar, LLC	Delaware
AE Arizona Development 1 LLC	Delaware
AES (India) Private Limited	India
AES (NI) Limited	Northern Ireland
AES Accabonac Solar, LLC	Delaware
AES Africa Power Company B.V.	The Netherlands
AES AgriVerde Holdings, B.V.	The Netherlands
AES AgriVerde Services (Ukraine) Limited Liability Company	Ukraine
AES Alamitos Development, Inc.	Delaware
AES Alamitos Energy, LLC	Delaware
AES Alamitos, L.L.C.	Delaware
AES Alicura Holdings S.C.A. (1)	Argentina
AES Americas International Holdings, Limited	Bermuda
AES Andres (BVI) Ltd.	British Virgin Islands
AES Andres BV	The Netherlands
AES Andres DR, S.A.	Dominican Republic
AES Andres Holdings I, Ltd	Cayman Islands
AES Aramtermelo Holdings B.V.	The Netherlands
AES Argentina Generation S.A. (1)	Argentina
AES Argentina Holdings S.C.A.	Uruguay
AES Argentina Investments, Ltd.	Cayman Islands
AES Argentina Operations, Ltd.	Cayman Islands
AES Arlington Services, LLC	Delaware
AES Armenia Mountain Holdings, LLC	Delaware
AES Armenia Mountain Wind 2, LLC	Delaware
AES Aurora Holdings, Inc.	Delaware
AES Aurora, Inc.	Delaware
AES Bainbridge Holdings, LLC	Delaware
AES Bainbridge, LLC	Delaware
AES Baird Solar, LLC	Delaware
AES Ballylumford Holdings Limited	England & Wales
AES Baltic Holdings BV	The Netherlands

AES Barka Services, Inc.	Delaware
AES Barry Limited	United Kingdom
AES Barry Operations Ltd.	United Kingdom
AES Beaver Creek Ranch Solar, LLC	Delaware
AES Beaver Valley, L.L.C.	Delaware
AES Belfast West Power Limited	Northern Ireland
AES Belleville Solar, LLC	Delaware
AES BES Jordan B.V.	The Netherlands
AES Big Cedar Holdings, LLC	Delaware
AES Big Sky, L.L.C.	Virginia
AES Botswana Holdings B.V.	The Netherlands
AES Brasil Energia S.A.	Brazil
AES Brasil Ltda	Brazil
AES Brazil International Holdings, Limited	Bermuda
AES Brazil, Inc.	Delaware
AES Broadalbin Solar, LLC	Delaware
AES Bulgaria B.V.	The Netherlands
AES Bulgaria Holdings BV	The Netherlands
AES Calaca Pte. Ltd.	Singapore
AES Calgary, Inc.	Delaware
AES California Management Co., Inc.	Delaware
AES Caracoles SRL	Argentina
AES Carbon Exchange, Ltd.	Bermuda
AES Carbon Holdings, LLC	Virginia
AES Caribbean Finance Holdings, Inc.	Delaware
AES Caribbean Investment Holdings, Ltd.	Cayman Islands
AES Cartegena Holdings BV	The Netherlands
AES Cayman Guaiba, Ltd.	Cayman Islands
AES Cayman Pampas, Ltd.	Cayman Islands
AES CC&T International, Ltd.	British Virgin Islands
AES Central America Electric Light, LLC	Virginia
AES Central American Holdings, Inc.	Delaware
AES Central American Investment Holdings, Ltd.	Cayman Islands
AES Central Asia Holdings BV	The Netherlands
AES Ceprano Energia SRL	Italy
AES Changuinola, S.R.L.	Panama
AES Chhattisgarh Energy Private Limited	India
AES China Generating Co. Ltd.	Bermuda
AES Chivor & Cia S.C.A. E.S.P.	Colombia
AES Chivor S.A.	Colombia
AES Clean Energy Development Holdings, LLC	Delaware
AES Clean Energy Development, LLC	Delaware
AES Clean Energy Services, LLC	Delaware
AES CLESA Y Compania, Sociedad en Comandita de Capital Variable	EL Salvador
AES Climate Solutions Holdings I B.V.	The Netherlands
AES Climate Solutions Holdings I, LLC	Delaware
AES Climate Solutions Holdings II, LLC	Delaware

AES Climate Solutions Holdings, L.P.	Bermuda
AES Climate Solutions Holdings, LLC	Delaware
AES Colon Development, S. de R.L.	Panama
AES Columbia Power, LLC	Delaware
AES Communications Latin America, Inc.	Delaware
AES Communications, LLC	Virginia
AES Connecticut Management, L.L.C.	Delaware
AES Coop Holdings, LLC	Delaware
AES Costa Rica Energy SRL	Costa Rica
AES Costa Rica Holdings, Ltd.	Cayman Islands
AES DE AssetCo VI, LLC	Delaware
AES DE AssetCo VII, LLC	Delaware
AES DE Class B I, LLC	Delaware
AES DE Class B II, LLC	Delaware
AES DE Class B III, LLC	Delaware
AES DE Class B IV, LLC	Delaware
AES DE Class B V, LLC	Delaware
AES DE Class B VI, LLC	Delaware
AES DE Class B VII, LLC	Delaware
AES DE Class B VIII, LLC	Delaware
AES DE Class B XIV, LLC	Delaware
AES DE Construction, LLC	Delaware
AES DE DevCo I, LLC	Delaware
AES DE DevCo NC, LLC	Delaware
AES DE Holdings I, LLC	Colorado
AES DE Holdings III, LLC	Delaware
AES DE Holdings V, LLC	Delaware
AES DE Holdings VI GB Owner, LLC	Delaware
AES DE Holdings VI GB, LLC	Delaware
AES DE Holdings VI, LLC	Delaware
AES DE Holdings VII, LLC	Delaware
AES DE Manager, LLC	Colorado
AES DE REC Co VI, LLC	Delaware
AES DE REC Co VII, LLC	Delaware
AES DE RS I, LLC	Delaware
AES DE RS II, LLC	Delaware
AES DE RS III, LLC	Delaware
AES DE RS IV, LLC	Delaware
AES DE RS IX, LLC	Delaware
AES DE RS V, LLC	Delaware
AES DE RS VI, LLC	Delaware
AES DE RS VII, LLC	Delaware
AES DE RS VIII, LLC	Delaware
AES DE RS X, LLC	Delaware
AES DE RS XI, LLC	Delaware
AES DE RS XII, LLC	Delaware
AES DE RS XIV, LLC	Delaware

AES DE RS XV, LLC	Delaware
AES DE Solar Access Holdings I, LLC	Delaware
AES Deepwater, LLC	Delaware
AES DE-GIE, LLC	Delaware
AES Desert Power, L.L.C.	Delaware
AES Digital Experience, LLC	Delaware
AES Disaster Relief Fund	Virginia
AES Distribuidores Salvadorenos Limitada	El Salvador
AES Distribuidores Salvadorenos Y Compania S en C de C.V.	El Salvador
AES Distributed Energy, Inc.	Delaware
AES DPL Holdings, LLC	Delaware
AES DPP Holdings, Ltd.	Cayman Islands
AES Drax Financing, Inc.	Delaware
AES Drax Power Finance Holdings Limited	United Kingdom
AES Ecotek Europe Holdings B.V.	The Netherlands
AES EDC Holding, L.L.C.	Delaware
AES El Salvador Electric Light, LLC	Virginia
AES El Salvador Trust	Panama
AES El Salvador, LLC	Virginia
AES El Salvador, S.A. de C.V.	El Salvador
AES Electric Ltd.	United Kingdom
AES Electroinversora B.V.	The Netherlands
AES Elpa S.A.	Brazil
AES Empresa Electrica de El Salvador Limitada de Capital Variable	El Salvador
AES Endeavor, Inc.	Delaware
AES Energia SRL	Italy
AES Energy B.V.	The Netherlands
AES Energy Developments, S.L.	Spain
AES Energy Services Inc.	Ontario
AES Energy Solutions, LLC	Delaware
AES Energy Storage Arizona, LLC	Delaware
AES Energy Storage Holdings	Mauritius
AES Energy Storage Holdings, LLC	Delaware
AES Energy Storage UK Limited	United Kingdom
AES Energy Storage Zeeland B.V.	The Netherlands
AES Energy Storage, LLC	Delaware
AES Energy, Ltd.	Bermuda
AES Energy, Ltd. (Argentina Branch)	Argentina
AES Engineering, LLC	Delaware
AES ES Alamitos, LLC	Delaware
AES ES Deepwater, LLC	Delaware
AES ES Gilbert, LLC	Delaware
AES ES Holdings, LLC	Delaware
AES ES Tait, LLC	Delaware
AES Europe Services EOOD	Bulgaria
AES Fahnestock Solar, LLC	Delaware
AES Finance and Development, Inc.	Delaware

AES Florestal Ltda.	Brazil
AES Fonseca Energia Limitada de C.V.	El Salvador
AES Forca, Ltd.	Cayman Islands
AES Foreign Energy Holdings, LLC	Delaware
AES Gabreski Solar, LLC	Delaware
AES Gas Supply & Distribution Ltd.	Cayman Islands
AES GEI US Finance, Inc.	Delaware
AES Gener S.A.	Chile
AES Generation Development, LLC	Delaware
AES GEO Energy OOD	Bulgaria
AES Global Insurance Company	Vermont
AES Global Mobility Services, LLC	Delaware
AES Global Power Holdings B.V.	The Netherlands
AES Globales B.V.	The Netherlands
AES GPH Holdings, Inc.	Delaware
AES Grand Dominicana, Ltd.	Cayman Islands
AES Great Cove Holdings, LLC	Delaware
AES Greece Solar, LLC	Delaware
AES Grid Stability, LLC	Delaware
AES Griggs Solar, LLC	Delaware
AES Guaiba II Empreendimentos Ltda	Brazil
AES Guayama Holdings BV	The Netherlands
AES Hawaii Management Company, LLC	Delaware
AES Hawaii, LLC	Delaware
AES Heckscher Solar, LLC	Delaware
AES High Mesa Solar, LLC	Delaware
AES Highgrove Holdings, L.L.C.	Delaware
AES Highgrove, L.L.C.	Delaware
AES Hispanola Holdings BV	The Netherlands
AES Hispanola Holdings II BV	The Netherlands
AES Holdings B.V.	The Netherlands
AES Holdings B.V. - Vietnam Rep Office	Philippines
AES Holdings Brasil II S.A.	Brazil
AES Holdings Brasil Ltda.	Brazil
AES Holland Solar, LLC	Delaware
AES Honduras Generacion, Sociedad en Comandita por Acciones de Capital Variable	Honduras
AES Honduras Generation Ventures, Ltd.	Cayman Islands
AES Honduras Holdings, Ltd.	Cayman Islands
AES Horizons Holdings BV	The Netherlands
AES Horizons Investments Limited	United Kingdom
AES Huntington Beach Development, L.L.C.	Delaware
AES Huntington Beach Energy, LLC	Delaware
AES Huntington Beach, L.L.C.	Delaware
AES IB Valley Corporation	India
AES- IC Ictas Enerji Uretim ve Ticaret A.S.	Turkey
AES Ilumina Holdings, LLC	Delaware

AES Ilumina Member, LLC	Delaware
AES India Holdings (Mauritius)	Mauritius
AES India, L.L.C.	Delaware
AES Indiana Devco Holdings 1, LLC	Indiana
AES Indiana Holdings, L.L.C.	Delaware
AES Integrated Energy, LLC	Delaware
AES Intercon II, Ltd.	Cayman Islands
AES Interenergy, Ltd.	Cayman Islands
AES International Holdings II, Ltd.	British Virgin Islands
AES International Holdings III, Ltd.	British Virgin Islands
AES International Holdings, Ltd.	British Virgin Islands
AES Investment Chile SpA	Chile
AES Italia S.r.l	Italy
AES James Baird Solar, LLC	Delaware
AES Johnsville Solar, LLC	Delaware
AES Jordan Holdco, Ltd.	Cayman Islands
AES Jordan PSC	Jordan
AES Jordan Solar B.V.	The Netherlands
AES Juniper Point Holdings, LLC	Delaware
AES K2 Limited	United Kingdom
AES Kalaeloa Venture, L.L.C.	Delaware
AES Kekaha Solar, LLC	Delaware
AES Keystone Wind, L.L.C.	Delaware
AES Keystone, L.L.C.	Delaware
AES Khanya - Kwazulu Natal (Proprietary) Limited	South Africa
AES King Harbor, Inc.	Delaware
AES Kuihelani Solar, LLC	Delaware
AES LA FIT Dedeaux, LLC	Delaware
AES LA FIT Francisco, LLC	Delaware
AES LA FIT Sun Valley, LLC	Delaware
AES Landfill Carbon, LLC	Virginia
AES LATAM Energy Development Ltd.	Cayman Islands
AES Latin America S. de R.L.	Panama
AES Latin American Development, Ltd.	Cayman Islands
AES Laubacher Solar, LLC	Delaware
AES Laurel Mountain, LLC	Delaware
AES Lawai Solar, LLC	Delaware
AES Levant Holdings B.V.	The Netherlands
AES Levant Holdings BV Jordan PSC	Jordan
AES Lion Telecom Investments B.V.	The Netherlands
AES Lumos Holdings, LLC	Delaware
AES Maritza East 1 Services Ltd.	Cyprus
AES Maritza East I EOOD	Bulgaria
AES Maritza East I Services EOOD	Bulgaria
AES Mayan Holdings, S. de R.L. de C.V.	Mexico
AES Merida B.V.	The Netherlands
AES Merida III, S. de R.L. de C.V.	Mexico

AES Merida Management Services, S. de R.L. de C.V.	Mexico
AES Merida Operaciones SRL de CV	Mexico
AES Mexico Farms, L.L.C.	Delaware
AES Mexico Generation Holdings, S. de R.L. de C.V.	Mexico
AES MicroPlanet, Ltd.	British Virgin Islands
AES Mid East Holdings 2, Ltd.	Cayman Islands
AES Mong Duong Holdings B.V.	The Netherlands
AES Mong Duong Power Co. Ltd.	Vietnam
AES Mong Duong Project Holdings B.V.	The Netherlands
AES Monroe Holdings B.V.	The Netherlands
AES Monroe Solar A, LLC	Delaware
AES Monroe Solar B, LLC	Delaware
AES Monroe Solar C, LLC	Delaware
AES Monroe Solar D, LLC	Delaware
AES Monroe Solar E, LLC	Delaware
AES Mount Vernon B.V.	The Netherlands
AES Mountain View Solar, LLC	Delaware
AES NA Central, L.L.C.	Delaware
AES Nejapa Gas Ltda. de C.V.	El Salvador
AES Nejapa Services Ltda. de C.V.	El Salvador
AES Next Solar, LLC	Delaware
AES Next Solutions, S.R.L.	Panama
AES Next, LLC	Delaware
AES NEXT, Ltda. de C.V.	El Salvador
AES North America Development, LLC	Delaware
AES Oahu Wind Holdings, LLC	Delaware
AES Oahu, LLC	Delaware
AES Oasis Holdco, Inc.	Delaware
AES Oasis Ltd.	Cayman Islands
AES Oasis Mauritius Inc	Mauritius
AES Odyssey, L.L.C.	Delaware
AES Ohio Generation, LLC	Ohio
AES Operaciones Laguna del Rey, S. de R.L. de C.V.	Mexico
AES OPGC Holding	Mauritius
AES Orissa Distribution Private Limited	India
AES Orphan Farm Solar, LLC	Delaware
AES Overseas Holdings (Cayman) Ltd.	Cayman Islands
AES Overseas Holdings Limited	United Kingdom
AES Pacific Ocean Holdings B.V.	The Netherlands
AES Pacific, Inc.	Delaware
AES Pak Holdings, Ltd.	British Virgin Islands
AES Pakistan (Pvt) Ltd.	Pakistan
AES Pakistan Operations, Ltd.	Delaware
AES Panama Generation Holdings S.R.L.	Panama
AES Panamá, S.R.L.	Panama
AES Parana Gas S.A.	Argentina
AES Parana Holdings, Ltd.	Cayman Islands

AES Parana IHC, Ltd.	Cayman Islands
AES Parana II Limited Partnership	Cayman Islands
AES Parana Operations S.R.L.	Argentina
AES Parana Uruguay S.R.L	Uruguay
AES Pardo Holdings, Ltd.	Cayman Islands
AES Pasadena, Inc.	Delaware
AES Peace Bear Ranch Solar, LLC	Delaware
AES Phil Investment Pte. Ltd.	Singapore
AES Philippines Power Partners Co. Ltd.	Philippines
AES Platense Investments Uruguay S.C.A	Uruguay
AES Puerto Rico Services, Inc.	Delaware
AES Puerto Rico, Inc.	Cayman Islands
AES Puerto Rico, L.P.	Delaware
AES Ravich North Solar, LLC	Delaware
AES Redondo Beach, L.L.C.	Delaware
AES Renewable Power Group, S.R.L.	Dominican Republic
AES Riverside Holdings, LLC	Delaware
AES Rochester Solar, LLC	Delaware
AES Rt 5 Storage Solar, LLC	Delaware
AES SACEF Investment, LLC	Delaware
AES Saint Petersburg Holdings B.V.	The Netherlands
AES San Nicolas B.V.	The Netherlands
AES SellCo I, LLC	Delaware
AES SellCo III, LLC	Delaware
AES Services Philippines Inc.	Philippines
AES Services, Inc.	Delaware
AES Services, Ltd.	Cayman Islands
AES Servicios America S.R. L.	Argentina
AES Servicios Electricos, S. de R.L. de C.V.	Mexico
AES Serviços TC Ltda.	Brazil
AES Shady Point 2, LLC	Delaware
AES Shady Point, LLC	Delaware
AES Silk Road Energy LLC	Russia
AES Silk Road, LLC	Delaware
AES Solar Energy, LLC	Delaware
AES Solar Espana, S.L.	Spain
AES Solar Holdings, LLC	Delaware
AES Solar Power PR, LLC	Delaware
AES Sole Italia S.r.L.	Italy
AES Soluciones, Limitada de Capital Variable	El Salvador
AES Solutions Management, LLC	Delaware
AES Solutions, LLC	Virginia
AES South Africa Peakers Holdings (Proprietary) Limited	South Africa
AES South America Holdings Cooperatief U.A.	The Netherlands
AES South America Holdings I B.V.	The Netherlands
AES South America Holdings II B.V.	The Netherlands
AES South American Holdings, Ltd.	Cayman Islands

AES South Point, Ltd.	Cayman Islands
AES Southland Development, LLC	Delaware
AES Southland Energy Company Holdings I, LLC	Delaware
AES Southland Energy Holdings II, LLC	Delaware
AES Southland Energy Holdings, LLC	Delaware
AES Southland Energy, LLC	Delaware
AES Stendts Solar, LLC	Delaware
AES Stonehaven Holding, Inc.	Delaware
AES Strategic Equipment Holdings Corporation	Delaware
AES Sul, L.L.C.	Delaware
AES Summit Generation Ltd.	United Kingdom
AES Sunken Meadow Solar, LLC	Delaware
AES Swiss Lake Holdings B.V.	The Netherlands
AES Tamuin Development Services S. de R.L. de C.V.	Mexico
AES TEG Holdings I, LLC	Delaware
AES TEG Holdings, LLC	Delaware
AES TEG II Mexican Holdings, S. de R.L. de C.V.	Mexico
AES TEG II Mexican Investments, S. de R.L. de C.V.	Mexico
AES TEG II Operations, S. de R.L. de C.V.	Mexico
AES TEG Management, Inc.	Delaware
AES TEG Mexican Holdings, S. de R.L. de C.V.	Mexico
AES TEG Mexican Investments S. de R.L. de C.V.	Mexico
AES TEG Operations, S. de R.L. de C.V.	Mexico
AES TEG Power Investments B.V.	The Netherlands
AES TEG Power Investments II B.V.	The Netherlands
AES TEGTEP Holdings B.V.	The Netherlands
AES TEP Holdings I, LLC	Delaware
AES TEP Holdings, LLC	Delaware
AES TEP Management, Inc.	Delaware
AES TEP Power II Investments Limited	United Kingdom
AES TEP Power Investments Limited	United Kingdom
AES Texas Funding III, L.L.C.	Delaware
AES Thames, L.L.C.	Delaware
AES Thomas Holdings BV	The Netherlands
AES Tietê Energia S.A.	Brazil
AES Tietê Eólica S.A.	Brazil
AES Tietê Inova Soluções de Energia I Ltda.	Brazil
AES Tietê Inova Soluções de Energia II Ltda.	Brazil
AES Tietê Inova Soluções de Energia Ltda.	Brazil
AES Tietê Integra Soluções em Energia Ltda	Brazil
AES Tonawanda Solar, LLC	Delaware
AES Transgas I, Ltd.	Cayman Islands
AES Transpower Pte Ltd - Hong Kong Branch	Hong Kong
AES Treasure Cove, Ltd.	Cayman Islands
AES Trinidad Services Unlimited	Trinidad and Tobago
AES Tucano Holding I S.A.	Brazil
AES Tucano Holding III S.A.	Brazil

AES Tucano Holdings II S.A.	Brazil
AES U.S. Holdings, LLC	Delaware
AES U.S. Investments, Inc.	Indiana
AES U.S. Solar, LLC	Delaware
AES UK Datacenter Services Limited	United Kingdom
AES UK Holdings Limited	United Kingdom
AES UK Power Financing II Ltd	United Kingdom
AES UK Power Financing Limited	United Kingdom
AES UK Power Holdings Limited	United Kingdom
AES UK Power Limited	United Kingdom
AES UK Power, L.L.C.	Delaware
AES Union de Negocios, S.A. de C.V.	El Salvador
AES US Distributed Solar Holdings, LLC	Delaware
AES US Generation Holdings, LLC	Delaware
AES US Generation, LLC	Delaware
AES US Services, LLC	Delaware
AES US Wind Development II, LLC	Delaware
AES US Wind Development, L.L.C.	Delaware
AES US Wind Generation Holdings, LLC	Delaware
AES Venezuela Finance	United Kingdom
AES Volcan Holdings B.V.	The Netherlands
AES Waikoloa Solar, LLC	Delaware
AES Warrior Run, L.L.C.	Delaware
AES Wawarsing Solar, LLC	Delaware
AES West Kauai Energy Project, LLC	Delaware
AES West Oahu Solar, LLC	Delaware
AES Western Power Holdings, L.L.C.	Delaware
AES Western Power, L.L.C.	Delaware
AES Western Wind MV Acquisition, LLC	Delaware
AES Western Wind, L.L.C.	Delaware
AES Wind Generation Limited	England & Wales
AES Wind Generation, LLC	Delaware
AES Wind Investments I B.V.	The Netherlands
AES Wind Investments II B.V.	The Netherlands
AES Wind Operations Bulgaria EOOD	Bulgaria
AES WR Limited Partnership	Delaware
AES Yucatan, S. de R.L. de C.V.	Mexico
AES Zephyr 2, LLC	Delaware
AES Zephyr 3, L.L.C.	Delaware
AES Zephyr, Inc.	Delaware
AES-3C Maritza East 1 Ltd.	Cyprus
AES-3C Maritza East I EOOD	Bulgaria
AESCom Sul Ltda.	Brazil
AES-RS Spanish Holdings, LLC	Delaware
AES-RS Sunshine Cooperatief U.A.	The Netherlands
AES-RS Sunshine Holdings, LLC	Delaware
AgCert Canada Co.	Canada

AgCert Canada Holding, Limited	Ireland
AgCert International, Limited	Ireland
AgCert Servicios Ambientales S.R.L.	Argentina
Agilion Energy Private Limited	India
AGV Solar IV Geradora de Energia S.A.	Brazil
AGV Solar V Geradora de Energia S.A.	Brazil
AGV Solar VI Geradora de Energia S.A.	Brazil
ALBERICH Beteiligungsverwaltungs GmbH	Austria
Allis Medina Solar, LLC	Delaware
Altai Power Limited Liability Partnership	Kazakhstan
Alto Maipo SpA	Chile
AM Solar B.V.	The Netherlands
AM Solar BV Jordan PSC	Jordan
Amaterasu LLC	Massachusetts
Andes Solar SpA	Chile
Antelope Big Sky Ranch LLC	Delaware
Antelope DSR 1, LLC	Delaware
Antelope DSR 2, LLC	Delaware
Antelope DSR 3, LLC	Delaware
Antelope Expansion 1B, LLC	Delaware
Antelope Expansion 2 Holdings, LLC	Delaware
Antelope Expansion 2 MM, LLC	Delaware
Antelope Expansion 2, LLC	Delaware
Antelope Expansion 3A, LLC	Delaware
Antelope Expansion 3B, LLC	Delaware
APR Walden Solar 1, LLC	Delaware
Arizona B&GC Solar, LLC	Colorado
ARNIKA Beteiligungsverwaltungs GmbH	Austria
Aspiration Solar G LLC	Delaware
Assonet Solar 1, LLC	Delaware
Atkinson County S1, LLC	Delaware
Atlantic Basin Services, Ltd.	Cayman Islands
AZ Solar I, LLC	Colorado
AZ Solar II, LLC	Colorado
AZ Solar Phase Zero, LLC	Colorado
B.A. Services S.R.L.	Argentina
Bakersfield Industrial PV 1 LLC	California
Bakersfield PV I, LLC	California
Baldy Mesa Solar, LLC	Delaware
Battleground Solar I, LLC	North Carolina
Bayshore Solar A, LLC	Delaware
Bayshore Solar B, LLC	Delaware
Bayshore Solar C, LLC	Delaware
Beacon Solar 1, LLC	Delaware
Beacon Solar 3, LLC	Delaware
Beacon Solar 4, LLC	Delaware
Beals Medina Solar, LLC	Delaware

Beulaville Solar, LLC	Delaware
Big Sky North, LLC	Delaware
Big Sky Solar Ranch LLC	Delaware
Biscoe Owner, LLC	North Carolina
Biscoe Solar, LLC	North Carolina
Black Iron Solar, LLC	Delaware
Blackhorse Farm Solar, LLC	Rhode Island
Blue Stone Solar Energy, LLC	Delaware
Boa Hora 1 Geradora De Energia Solar S.A.	Brazil
Boa Hora 2 Geradora de Energia Solar S.A.	Brazil
Boa Hora 3 Geradora De Energia Solar S.A.	Brazil
Bolton Solar I, LLC	Delaware
Boreas Energy, LLC	Delaware
Bósforo de Responsabilidad Limitada de Capital Variable	El Salvador
Branch of AES Silk Road in Kazakhstan	Kazakhstan
Brasiliana Participações S.A.	Brazil
Brasventos Eolo Geradora de Energia S.A.	Brazil
Brasventos Miassaba 3 Geradora de Energia S.A.	Brazil
Bridgeport Solar, LLC	Colorado
Brooks Solar, LLC	Delaware
Brookside Solar, LLC	Delaware
Brookwood Drive Solar 1, LLC	Delaware
BSE PV Maui County II, LLC	Delaware
BSE PV Maui County, LLC	Delaware
Buffalo Gap Holdings 2, LLC	Delaware
Buffalo Gap Holdings 3, L.L.C.	Delaware
Buffalo Gap Holdings, LLC	Delaware
Buffalo Gap Wind Farm 2, LLC	Delaware
Buffalo Gap Wind Farm 3, L.L.C.	Delaware
Buffalo Gap Wind Farm 4, L.L.C.	Delaware
Buffalo Gap Wind Farm, LLC	Delaware
Bullock Freetown Solar 1, LLC	Delaware
BWC Lake Lashaway, LLC	Delaware
BWC Lake Ripple, LLC	Delaware
BWC Muddy Brook Land Holdings, LLC	Delaware
BWC Muddy Brook, LLC	Delaware
BWC Stony Brook, LLC	Delaware
Camille, Ltd.	Cayman Islands
Cavalier Solar A, LLC	Delaware
Cavanal Minerals, LLC	Delaware
Cayman Energy Traders	Cayman Islands
CCP-PI Fund, LLC	Delaware
CCP-PI Lessee, LLC	Idaho
CCP-PI Lessor, LLC	Idaho
CCP-PI Managing Member, LLC	Delaware
CCS Telecarrier	Cayman Islands
CDEC-SING Ltda	Chile

Cement City Solar, LLC	Delaware
Cemig II C.V.	The Netherlands
Centrais Eólicas Ametista S.A.	Brazil
Centrais Eólicas Borgo S.A.	Brazil
Centrais Eólicas Caetité S.A.	Brazil
Centrais Eólicas da Prata S.A.	Brazil
Centrais Eólicas dos Araças S.A.	Brazil
Centrais Eólicas Dourados S.A.	Brazil
Centrais Eólicas Espigão S.A.	Brazil
Centrais Eólicas Maron S.A.	Brazil
Centrais Eólicas Morrão S.A.	Brazil
Centrais Eólicas Pelourinho S.A.	Brazil
Centrais Eólicas Pilões S.A.	Brazil
Centrais Eólicas Seraima S.A.	Brazil
Centrais Eólicas Serra do Espinhaço S.A.	Brazil
Centrais Eólicas Tanque S.A.	Brazil
Centrais Eólicas Ventos do Nordeste S.A.	Brazil
Central Antelope Dry Ranch B LLC	Delaware
Central Antelope Dry Ranch C LLC	Delaware
Central Electricity Supply Company of Orissa Limited	India
Central Line Solar, LLC	Delaware
Central Termoelectrica Guillermo Brown S.A.	Argentina
Cerulean Properties, LLC	Delaware
Chevelon Butte RE II LLC	Delaware
Chevelon Butte RE III LLC	Delaware
Chevelon Butte RE IV LLC	Delaware
Chevelon Butte RE LLC	Arizona
Chevelon Butte RE V LLC	Delaware
CIA.TRANSMISORA DEL NORTE CHICO S.A.	Chile
Citizen Solar B LLC	Delaware
Clean Flexible Energy, LLC	Puerto Rico
Clean Wind Energy Ltd.	Israel
Clover Creek Solar, LLC	Delaware
Coastal Itabo, Ltd.	Cayman Islands
CO-CA Wholly Owned, LLC	Delaware
Colon LNG Marketing S. De R.L.	Panama
Compania de Alumbrado Eletrico de San Salvador, S.A. DE C.V.	El Salvador
Compañía Transmisora Angamos SpA	Chile
Compañía Transmisora del Norte Grande SpA	Chile
Compañía Transmisora La Cebada S.A.	Chile
Compass Circle Solar, LLC	Rhode Island
Costa Norte LNG Terminal S. de R.L.	Panama
Cronin Road Solar 1, LLC	Delaware
CRPD Solar 1, LLC	Delaware
Cuscatlan Solar, Ltda. de C.V.	El Salvador
Daggett Ridge Wind Farm, LLC	Delaware
Delano PV1, LLC	California

Diamond Development, Inc.	Ohio
Distribuidora Electrica de Usulutan, Sociedad Anonima de Capital Variable	El Salvador
Domi Trading S.L.	Spain
Dominican Power Partners	Cayman Islands
Dominican Power Partners Plant (DPP Branch)	Cayman Islands
DPL Capital Trust II	Delaware
DPL Inc.	Ohio
Dublin Solar I, LLC	Indiana
Dunstable Solar 1, LLC	Delaware
Dusenberry Lane Solar 1, LLC	Delaware
Early Solar, LLC	Delaware
East Brookfield Main Street Solar LLC	Delaware
East Line Solar, LLC	Delaware
Eden Solar, LLC	North Carolina
Elevation Solar C LLC	Delaware
Eloy ESD Solar Holdings, LLC	Delaware
Empresa Electrica Angamos SpA	Chile
Empresa Electrica Cochrane SpA	Chile
Empresa Electrica de Oriente, S.A. de C.V.	El Salvador
Empresa Electrica Ventanas SpA	Chile
Empresa Generadora De Electricidad Itabo, S.A.	Dominican Republic
EnerAB Cogeneracion I Laguna del Rey, S. de R.L. de C.V.	Mexico
EnerAB Durango, S. de R.L. de C.V.	Mexico
EnerAB Suministro Calificado, S. de R.L. de C.V.	Mexico
EnerAB Tenedora, S. de R.L. de C.V.	Mexico
ENERAB, S. de R.L. de C.V.	Mexico
ENERGEN S.A.	Argentina
Energetica Argentina S.A.	Argentina
Energía Eólica Curauma SpA	Chile
Energia Eolica Los Olmos SpA	Chile
Energia Eolica Mesamavida SpA	Chile
Energía Eólica Paposo SpA	Chile
Energía Eólica San Matías SpA	Chile
Energía Natural Dominicana Enadom, S.R.L.	Dominican Republic
Energy Trade and Finance Corporation	Cayman Islands
Eólica Mesa La Paz, S. de R.L. de C.V.	Mexico
Estrella Solar, LLC	Delaware
Finchville Solar, LLC	Delaware
FLS 2013 Owner A MM, LLC	North Carolina
FLS 2013 Owner A, LLC	North Carolina
FLS 2013 Owner B MM, LLC	North Carolina
FLS 2013 Owner B, LLC	North Carolina
FLS 2013 Solar A, LLC	North Carolina
FLS 2013 Solar B, LLC	North Carolina
FLS 2014 Group A MM, LLC	North Carolina
FLS 2014 Group A, LLC	North Carolina
FLS 2014 Solar A MM, LLC	North Carolina

FLS 2014 Solar A, LLC	North Carolina
FLS Operations PV 2013, LLC	North Carolina
FLS Owner 170, LLC	North Carolina
FLS Owner 200, LLC	North Carolina
FLS Solar 100, LLC	North Carolina
FLS Solar 110, LLC	North Carolina
FLS Solar 170, LLC	North Carolina
FLS Solar 200, LLC	North Carolina
FLS USB Fund 2, LLC	North Carolina
Fluence Energy, LLC	Delaware
Forebay Wind, LLC	California
Founder's Homestead Farm Solar, LLC	Rhode Island
Franklin Solar, LLC	Delaware
FTP-Maui PV Projects, LLC	Delaware
FTS Beacon Solar Holdings, LLC	Delaware
FTS Beacon Solar Managing Member, LLC	Delaware
FTS Eden Managing Member, LLC	Delaware
FTS MA Managing Member, LLC	Delaware
FTS MA Owner, LLC	Delaware
FTS Managing Member 1, LLC	Delaware
FTS Managing Member 2, LLC	Delaware
FTS Master Tenant 1, LLC	Delaware
FTS Master Tenant 2, LLC	Delaware
FTS Project Owner 1, LLC	Delaware
FTS Project Owner 2, LLC	Delaware
FTS Solar Holdings 4, LLC	Delaware
FTS Solar Managing Member 4, LLC	Delaware
Fundacion AES Dominicana, Inc.	Dominican Republic
Fundacion AES Gener	Chile
Gas Natural Atlantico II S. de R.L.	Panama
Gas Natural Atlantico S. De R.L.	Panama
Gasoducto GasAndes Argentina S.A.	Argentina
Gasoducto GasAndes S.A.	Chile
Geer Rd Solar 1 LLC	New York
Geer Rd Solar 2, LLC	New York
Geer Rd Solar 3, LLC	New York
Gener Argentina S.A.	Argentina
Gener Blue Water, Ltd.	Cayman Islands
Genergia Power, Ltd.	Cayman Islands
Georgia Solar Holdings, LLC	Delaware
Georgia Solar Parent, LLC	Delaware
Glen Canyon Solar A, LLC	Delaware
Glen Canyon Solar B, LLC	Delaware
Glen Canyon Solar C, LLC	Delaware
Glenmere Lake Solar, LLC	Delaware
Global Energy Holdings C.V.	The Netherlands
GNRY Holdings & Investments Limited	Israel

Golden Compass Managing Member, LLC	Delaware
Golden Compass Seller, LLC	Delaware
Goller Enerji Uretim Ltd. Sti.	Turkey
Gray Springs Vista Solar, LLC	Delaware
Great Cove Solar II, LLC	Delaware
Great Cove Solar, LLC	Delaware
Great Gully Solar Farm, LLC	Delaware
Green Beanworks B, LLC	Delaware
Green Beanworks C, LLC	Delaware
Green Beanworks D, LLC	Delaware
Greenwich Solar 1, LLC	Delaware
Guacolda Energia SpA	Chile
Guaimbê I Parque Solar S.A.	Brazil
Guaimbê II Parque Solar S.A.	Brazil
Guaimbê III Parque Solar S.A.	Brazil
Guaimbê IV Parque Solar S.A.	Brazil
Guaimbê Solar Holding S.A.	Brazil
Guaimbê V Parque Solar S.A.	Brazil
Guelphwood RD Solar 1, LLC	Delaware
Hart Solar, LLC	Delaware
Health and Welfare Benefit Plans LLC	Delaware
High Valley Solar, LLC	Delaware
Highlander IA, LLC	Delaware
Highlander Seller Managing Member, LLC	Delaware
Highlander Seller, LLC	Delaware
Highlander Solar Energy Station 1, LLC	Delaware
Hipotecaria San Miguel Limitada de Capital Variable	EL Salvador
Hipotecaria Santa Ana Limitada de Capital Variable	El Salvador
Hobart Solar LLC	Indiana
Huron Solis Power LLC	Colorado
ID Solar 1, LLC	Delaware
Indianapolis Power & Light Company	Indiana
Indimento Inversiones, S.L.	Spain
Industry Solar Power Generation Station 1 LLC	Delaware
Innovative Owner 14, LLC	North Carolina
Innovative Owner 15, LLC	North Carolina
Innovative Solar 14, LLC	North Carolina
Innovative Solar 15, LLC	North Carolina
Inspiration Solar LLC	Delaware
Instituto AES Brasil	Brazil
InterAndes, S.A.	Argentina
Inversiones Cachagua SpA	Chile
Inversiones Cochrane SpA	Chile
Inversiones Energia Renovable Limitada	Chile
Inversiones LK SpA	Chile
Inversiones Zapallar Limitada	Chile
Inversora de San Nicolas S.A.	Argentina

IPALCO Enterprises, Inc.	Indiana
Itabo III, S.R.L.	Dominican Republic
Jemeiwaa Ka’I S.A.S. E.S.P.	Colombia
Johnstown Solar 1, LLC	Delaware
Kazincbarcikai Iparteruletfejleszt Kft.	Hungary
Kenansville Solar, LLC	Delaware
Keydet Solar Center, LLC	Delaware
Kings Rooftop PV, LLC	California
La Plata II, Ltd.	British Virgin Islands
La Plata III C.V.	The Netherlands
Lafayette Solar 1, LLC	Delaware
Lake Village Solar LLC	Indiana
Lancaster Area Battery Storage, LLC	Delaware
Lancaster Blue Sky LLC	Delaware
Lancaster Energy Center LLC	Delaware
Lancaster Highlands Solar II, LLC	Delaware
Lancaster Little Rock C LLC	Delaware
Lancaster WAD B LLC	Delaware
Lane Ave Solar LLC	Delaware
Latigo Wind Managing Member, LLC	Delaware
Latigo Wind Park, LLC	Delaware
Lemoore PV 1 LLC	California
Letts Creek Solar, LLC	Delaware
Lewiston Solar 1, LLC	Delaware
Linkville Solar, LLC	Delaware
Luna HoldCo, LLC	Delaware
Luna Storage, LLC	Delaware
MacGregor Park, Inc.	Ohio
Manteca PV 1 LLC	California
Maple Solar, LLC	New York
Maui 17-2 LLC	Hawaii
Mauka FIT Twenty LLC	Hawaii
MCE Solar One, LLC	Delaware
McFarland Solar 1, LLC	Delaware
Mercury Cayman Co II, Ltda, Agencia en Chile	Chile
Mercury Chile Co. II Ltd.	Cayman Islands
Mercury Chile Holdco Ltd.	Cayman Islands
MFP CO Holdings, LLC	Delaware
MFP CO I, LLC	Delaware
MFP CO II, LLC	Colorado
MFP CO III, LLC	Delaware
Miami Valley Insurance Company	Vermont
Miami Valley Lighting, LLC	Ohio
Mid-America Capital Resources, Inc.	Indiana
Middletown Solar 1, LLC	Delaware
Mitchell County Solar, LLC	Delaware
MM Solar Holdings I, LLC	Delaware

MM Solar Parent, LLC	Delaware
Mong Duong Finance Holdings B.V.	The Netherlands
Morris Solar, LLC	Delaware
Motor EV, LLC	Delaware
Mountain Minerals, LLC	Delaware
Mountain View Power Partners IV, LLC	Delaware
Mountain View Power Partners, LLC	Delaware
MSP Master Tenant I, LLC	Colorado
MSP Master Tenant II, LLC	Colorado
Murphy Lake Solar, LLC	Texas
Na Pua Makani Power Partners, LLC	Delaware
Navajo Solar Power Generation Station 1 LLC	Delaware
NC 2014 Fund A MM, LLC	North Carolina
NC 2014 Fund A, LLC	North Carolina
New AES DE DevCo NC, LLC	Delaware
New Caribbean Investments SRL	Dominican Republic
New Sustainable Property Holdings, LLC	Delaware
New Sustainable Property Holdings, LLC	Delaware
Nick Owner, LLC	North Carolina
Nick Solar, LLC	North Carolina
Norgener Foreign Investment SpA	Chile
Norgener Inversiones SpA	Chile
Norgener Renovables SpA	Chile
North Bay Solar 1, LLC	Delaware
North Lancaster Ranch LLC	Delaware
Nova Energia Holding S.A.	Brazil
Novus Barre Town Solar, LLC	Delaware
Nurenergoservice LLP	Kazakhstan
NY RNM Project1, LLC	Delaware
NY RNM Project1A, LLC	Delaware
NY RNM Project2, LLC	Delaware
NY RNM Project3, LLC	Delaware
NY RNM Project4, LLC	Delaware
Oahu SPE 101-14 LLC	Hawaii
Oahu SPE 101-19, LLC	Hawaii
Oahu SPE 101-2, LLC	Hawaii
Oahu SPE 101-33 LLC	Hawaii
Oahu SPE 101-4, LLC	Hawaii
Oahu SPE 101-9, LLC	Hawaii
Oak Ridge Solar, LLC	Delaware
Omega SpA	Chile
Otoe Solar Power Generation Station 1 LLC	Delaware
Parque Eolico Beata, SRL	Dominican Republic
Parque Eólico Campo Lindo SpA	Chile
Parque Eolico Litueche SpA	Chile
Parque Eólico Los Cururos SpA	Chile
PARQUE EOLICO NOLANA SpA	Chile

Parque Eolico Rinconada SpA	Chile
PARQUE EOLICO TOPOLOA SpA	Chile
Parque Solar Durango, S. de R.L. de C.V.	Mexico
Pershing Solar, LLC	Delaware
Pioneer Wind Managing Member, LLC	Delaware
Pioneer Wind PARK I, LLC	Delaware
Pioneer Wind PARK II, LLC	Delaware
Pleinmont Solar 1, LLC	Delaware
Pleinmont Solar 2, LLC	Delaware
Plus Energy Services, LLC	Delaware
Plymouth Solar 1, LLC	Delaware
Portville Solar 1, LLC	Delaware
Powhatan Solar Power Generation Station 1 LLC	Delaware
Prevailing Wind PARK Holdings, LLC	Delaware
Prevailing Wind Park MM, LLC	Delaware
Prevailing Wind Park, LLC	South Dakota
Pullman Solar, LLC	Delaware
Punta del Sol SpA	Chile
Quebrada Seca SpA	Chile
Raceway Solar 1, LLC	Delaware
Raceway Solar 2, LLC	Delaware
Rangeland Solar, LLC	Delaware
Ransomville Solar 1, LLC	Delaware
Redman Solar 2, LLC	Delaware
Redman Solar, LLC	Delaware
Rei dos Ventos 3 Geradora de Energia S.A.	Brazil
Remittance Processing Services, LLC	Indiana
Rep Office of AES Silk Road in Almaty	Kazakhstan
Rep Office of AES Silk Road in Tajikstan Republic	Tajikistan
Richmond Solar Power 1, LLC	Rhode Island
Richmond Spider Solar, LLC	Delaware
Richwood Greenworks LLC	Delaware
Rincon Solar I, LLC	Georgia
Rising Solar, LLC	Delaware
River Street Solar 1, LLC	Delaware
Riverhead Solar 2, LLC	Delaware
Riverhead Solar Farm, LLC	Delaware
Riverside Canal Power Company	California
Riverside Solar, LLC	Delaware
Riviera Solar, LLC	Delaware
RMR Solar, LLC	Delaware
Rooney Ranch Wind, LLC	Delaware
Rosamond Solar, LLC	Colorado
RT52 Walden Solar 1, LLC	Delaware
Ryan Road Solar LLC	Delaware
San Bernardino Solar, LLC	Delaware
San Pablo Raceway, LLC	Delaware

SAND HILL A, LLC	Delaware
Sand Hill B, LLC	Delaware
Sand Hill C, LLC	Delaware
Sand Hill Wind, LLC	Delaware
Sandstone Solar LLC	Delaware
Scituate Solar I, LLC	Delaware
Scottsdale Solar Holdings, LLC	Delaware
SD Solar I, LLC	Colorado
SeaWest Asset Management Services, LLC	California
SeaWest Properties, LLC	California
Selma Owner, LLC	North Carolina
Selma Solar, LLC	North Carolina
Seneca Wind 2 LLC	Delaware
Seneca Wind LLC	Delaware
SEPV Imperial, LLC	Delaware
SEPV Mojave West, LLC	Delaware
SEPV Palmdale East, LLC	Delaware
Settler Wind, LLC	Delaware
SFDK FinCo Holdings, LLC	Delaware
SFDK FinCo, LLC	Delaware
SFDK Solar Holding, LLC	Delaware
SFDK Solar Managing Member, LLC	Delaware
SFDK Solar, LLC	Delaware
SFMM Solar, LLC	Delaware
Shazia S.R.L.	Argentina
Sierra Solar Greenworks LLC	Delaware
Silver Lake Solar, LLC	Delaware
Silver Peak Energy, LLC	Delaware
Skipjack IA, LLC	Delaware
Skipjack Solar Center, LLC	Delaware
Solar Access America, LLC	Delaware
Solar Access CA, LLC	Delaware
Solar Access California, LLC	Colorado
Solverde 1, LLC	Delaware
South Barre Solar 1, LLC	Delaware
South Goshen Solar LLC	Delaware
Southern Electric Brazil Participacoes, Ltda.	Brazil
Southern Hills Wind LLC	Delaware
SP Antelope DSR LLC	Delaware
SPN Solar Holdings 1, LLC	Delaware
SPN Solar Holdings 2, LLC	Delaware
SPN Solar Holdings 3, LLC	Delaware
SPN Solar Managing Member 1, LLC	Delaware
SPN Solar Managing Member 2, LLC	Delaware
SPN Solar Managing Member 3, LLC	Delaware
Spotsylvania Solar Energy Center, LLC	Delaware
sPower Beacon Solar FinCo, LLC	Delaware

sPower Cardinal HoldCo, LLC	Delaware
sPower Development Company, LLC	Delaware
sPower Energy Marketing, LLC	Delaware
sPower Finance 1 HoldCo, LLC	Delaware
sPower Finance 1, LLC	Delaware
sPower Finance 2 HoldCo, LLC	Delaware
sPower Finance 2, LLC	Delaware
sPower Finance 3 HoldCo, LLC	Delaware
sPower Finance 3, LLC	Delaware
sPower FinCo 1 LLC	Delaware
sPower FinCo 2 LLC	Delaware
sPower FinCo 3 LLC	Delaware
sPower FinCo 4 LLC	Delaware
sPower FinCo 5 LLC	Delaware
sPower FinCo 6 LLC	Delaware
sPower FinCo 7 LLC	Delaware
sPower FinCo 8 LLC	Delaware
sPower FinCo 9 LLC	Delaware
sPower FinCo Holdings 9, LLC	Delaware
sPower Highlander FinCo, LLC	Delaware
sPower Highlander Holdings, LLC	Delaware
sPower MSL Pledge, LLC	Delaware
sPower MSL, LLC	Delaware
sPower NorthPeak FinCo, LLC	Delaware
sPower NorthPeak Holdings, LLC	Delaware
sPower OpCo 1, LLC	Delaware
sPower OpCo A Blocker, LLC	Delaware
sPower OpCo A, LLC	Delaware
sPower OpCo B, LLC	Delaware
sPower OpCo Holdings 1, LLC	Delaware
sPower Prevailing FinCo, LLC	Delaware
sPower Procurement, LLC	Delaware
sPower Projects Holdings, LLC	Delaware
sPower Services, LLC	Delaware
sPower SFDK FinCo, LLC	Delaware
sPower SFDK Solar Holdings, LLC	Delaware
sPower SLB HoldCo, LLC	Delaware
sPower Solar Holdings 3, LLC	Delaware
sPower Solar Holdings 6, LLC	Delaware
sPower Solar Holdings 7, LLC	Delaware
sPower Solar Holdings 8, LLC	Delaware
sPower Texas DevCo, LLC	Texas
sPower Wind Holdings 1, LLC	Delaware
sPower Wind Holdings 2, LLC	Delaware
sPower Winterfell Holdings, LLC	Delaware
sPower, LLC	Delaware
Spring Hill Rd Solar 1, LLC	Delaware

Springtime Solar LLC	Delaware
SPW Solar Holdings 1, LLC	Delaware
SPW Solar Holdings 2, LLC	Delaware
SPW Solar Holdings 3, LLC	Delaware
SPW Solar Holdings 4, LLC	Delaware
SPW Solar Managing Member 1, LLC	Delaware
SPW Solar Managing Member 2, LLC	Delaware
SPW Solar Managing Member 3, LLC	Delaware
SPW Solar Managing Member 4, LLC	Delaware
Stony Lake Solar, LLC	Delaware
Store Heat and Produce Energy, Inc.	Indiana
Stow Solar I, LLC	Delaware
Sudbury Ervin GMC Solar, LLC	Delaware
Sugar Maple Solar, LLC	Delaware
Summer Solar LLC	Delaware
SunE Solar XVII Project5, LLC	Delaware
SunE SunHoldings4, LLC	Delaware
Sustainable Power Group, LLC	Delaware
Sustainable Property Holdings, LLC	Delaware
T&T Power Holdings I, SRL	Barbados
T&T Power Holdings II, Ltd.	Cayman Islands
Tau Power BV	The Netherlands
TEG Business Trust	Mexico
TEG/TEP Management, LLC	Delaware
Tendril Holdings, LLC	Delaware
Tendril Intermediate Holdings, LLC	Delaware
Tendril Midco, LLC	Delaware
TEP Business Trust	Mexico
TermoAndes S.A.	Argentina
Termoelectrica del Golfo, S. de R.L. de C.V.	Mexico
Termoelectrica Penoles, S. de R.L. de C.V.	Mexico
The Dayton Power and Light Company	Ohio
Thermo Fuels Company, Inc.	California
Thorn Lake Solar, LLC	Delaware
Tioga HoldCo I, LLC	Delaware
Tioga HoldCo II, LLC	Delaware
Tioga Solar Blairstown, LLC	Delaware
Tioga Solar Dinuba LLC	Delaware
Tioga Solar Gila, LLC	Delaware
Tioga Solar Gridley, LLC	Delaware
Tioga Solar Hemet DLL1, LLC	Delaware
Tioga Solar Hemet WF1, LLC	Delaware
Tioga Solar I, LLC	Delaware
Tioga Solar II, LLC	Delaware
Tioga Solar IV, LLC	Delaware
Tioga Solar Kona, LLC	Delaware
Tioga Solar Melville, LLC	Delaware

Tioga Solar Middlesex, LLC	Delaware
Tioga Solar Mililani, LLC	Delaware
Tioga Solar Phoenix I, LLC	Delaware
Tioga Solar West Hartford, LLC	Delaware
Tioga Solar Westborough, LLC	Delaware
Townline Batavia Solar 1, LLC	Delaware
Tozer Road Solar, LLC	Massachusetts
Transmisora Tal Tal SpA	Chile
Tucano F1 Geração de Energias Ltda.	Brazil
Tucano F2 Geração de Energias Ltda.	Brazil
Tucano F3 Geração de Energias Ltda.	Brazil
Tucano F4 Geração de Energias Ltda.	Brazil
Tucano F5 Geração de Energias Ltda.	Brazil
Tucano F6 Geração de Energias SPE S.A.	Brazil
Tucano F7 Geração de Energias SPE S.A.	Brazil
Tucano F8 Geração de Energias SPE S.A.	Brazil
Turkey Branch Owner, LLC	North Carolina
Turkey Branch Solar, LLC	North Carolina
University Solar, LLC	Delaware
UofU Solar 1, LLC	Delaware
UofU Solar II, LLC	Delaware
Uplight Inc.	Delaware
Valparaiso Solar LLC	Indiana
Ventus Holding de Energia Eólica Ltda.	Brazil
Victor Dry Farm Ranch A LLC	Delaware
Victor Dry Farm Ranch B LLC	Delaware
Victor Mesa Linda B2 LLC	Delaware
Victor Mesa Linda C2 LLC	Delaware
Victor Mesa Linda D2 LLC	Delaware
Victor Mesa Linda E2 LLC	Delaware
Vientos Neuquinos I S.A.	Argentina
Village of Waterbury Solar I, LLC	Delaware
W. Orange RD Solar, LLC	Delaware
Waiawa Phase 2 Solar, LLC	Delaware
Wallace Solar, LLC	Delaware
Warsaw Solar 2, LLC	Delaware
Warsaw Solar, LLC	Delaware
Waterloo Solar, LLC	Indiana
West Brookfield Boston Post Road Solar LLC	Delaware
West Line Solar, LLC	Delaware
West Street Solar 1, LLC	Delaware
Western Antelope Blue Sky Ranch A LLC	Delaware
Western Antelope Blue Sky Ranch B LLC	Delaware
Western Antelope Dry Ranch LLC	Delaware
Western Solar Parent, LLC	Delaware
Westminster CC Solar 1, LLC	Delaware
WFS Highlander Holdings, LLC	Delaware

WFS Highlander Managing Member, LLC	Delaware
WFS Solar Holdings 1, LLC	Delaware
WFS Solar Holdings 2, LLC	Delaware
WFS Solar Managing Member 1, LLC	Delaware
WFS Solar Managing Member 2, LLC	Delaware
Wibaux Wind, LLC	Delaware
Wilbur Woods Solar, LLC	Delaware
WildRoseWind Holdings, LLC	Delaware
WildRoseWind LLC	Texas
Williamsburg East Street Solar LLC	Delaware
Winchendon Ash Street Solar 1 LLC	Delaware
Winchendon Lincoln Avenue Solar 1, LLC	Delaware
Winchendon Lincoln Avenue Solar 2, LLC	Delaware
Your Energy Holdings Limited	England & Wales
ZPD-PT Solar Project 2017-001 LLC	Massachusetts
ZPD-PT Solar Project 2017-003 LLC	Massachusetts
ZPD-PT Solar Project 2017-006 LLC	Massachusetts
ZPD-PT Solar Project 2017-007 LLC	Massachusetts
ZPD-PT Solar Project 2017-008 LLC	Massachusetts
ZPD-PT Solar Project 2017-011 LLC	Massachusetts
ZPD-PT Solar Project 2017-014 LLC	Massachusetts
ZPD-PT Solar Project 2017-017 LLC	Massachusetts
ZPD-PT Solar Project 2017-021 LLC	Massachusetts
ZPD-PT Solar Project 2017-023 LLC	Massachusetts
ZPD-PT Solar Project 2017-024 LLC	Massachusetts
ZPD-PT Solar Project 2017-038 LLC	Massachusetts
ZPD-PT Solar Project 2017-044 LLC	Massachusetts